                                           NATIONAL GRID USA COMPANIES'

                                               INCENTIVE SHARE PLAN

                                                              Adopted - December 6, 2001
                                                              Effective as of April 1, 2000

                                                  TABLE OF CONTENTS
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I.               INTRODUCTION.....................................................................................1
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                 1.01    NAME.....................................................................................1
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                 1.02    PURPOSE..................................................................................1
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II.              DEFINITIONS......................................................................................1
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                 2.01    ADR......................................................................................1
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                 2.02    ANNUAL INCENTIVE SHARE AWARD.............................................................1
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                 2.03    BASE COMPENSATION........................................................................2
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                 2.04    BENEFITS ADMINISTRATOR...................................................................2
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                 2.05    BOARD....................................................................................2
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                 2.06    BOARD/CEO................................................................................2
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                 2.07    BONUS AWARD..............................................................................2
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                 2.08    CASH BONUS...............................................................................2
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                 2.09    CEO......................................................................................2
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                 2.10    CHAIRMAN.................................................................................2
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                 2.11    COMPANY..................................................................................2
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                 2.12    MATCHING PERCENTAGE......................................................................2
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                 2.13    NATIONAL GRID USA........................................................................3
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                 2.14    PARTICIPANT..............................................................................3
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                 2.15    PLAN.....................................................................................3
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                 2.16    PLAN YEAR................................................................................3
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                 2.17    RESTRICTED SHARES........................................................................3
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                 2.18    TRUSTEE..................................................................................3
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III.             ADMINISTRATION...................................................................................3
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                 3.01    ADMINISTRATION AND INTERPRETATION........................................................3
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                 3.02    AMENDMENT OR TERMINATION.................................................................3
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                 3.03    EFFECTUATION OF INTEREST.................................................................4
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                 3.04    ACCOUNTING...............................................................................4
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IV.              ANNUAL INCENTIVE SHARE AWARD.....................................................................4
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                 4.01    CALCULATION OF AWARD.....................................................................4
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                 4.02    PURCHASE OF ADRS.........................................................................4
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                 4.03    TIMING OF PURCHASE.......................................................................5
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                 4.04    RESTRICTION ON SHARES/ADR'S..............................................................5
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                 4.05    DISTRIBUTION DATE........................................................................6
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                 4.06    DEFERRAL OF ADR'S........................................................................6
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V.               GENERAL PROVISIONS...............................................................................6
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                 5.01    OTHER BENEFIT PLANS......................................................................6
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                 5.02    FUTURE EMPLOYMENT........................................................................7
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                 5.03    HEADINGS.................................................................................7
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                 5.04    GENDER AND NUMBER........................................................................7
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                 5.05    GOVERNING LAW............................................................................7
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                 5.06    RATE MAKING..............................................................................7
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                 5.07    EFFECTIVE DATE...........................................................................7
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                                           NATIONAL GRID USA COMPANIES'
                                                INCENTIVE SHARE PLAN
                                                --------------------

I.       INTRODUCTIONI.  INTRODUCTION
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         1.01   Name1.01 Name.  The Plan shall be known as the National Grid USA Companies' Incentive Share
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Plan.

         1.02   Purpose1.02       Purpose.  The purpose of the National Grid USA Companies' Incentive Share Plan
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("the Plan"), previously entitled New England Electric Companies' Incentive Share Plan is to achieve and maintain a high level of corporate performance by making it possible for those selected executives whose efforts and responsibilities have direct and major influence on corporate earnings to earn significant compensation rewards in the form of ADR's measured by the individual's achievements under National Grid USA Companies' Incentive
Compensation Plan (Incentive Compensation Plan).  The Plan, effective as of the date of the consummation of the merger of New England Electric System and National Grid Group plc is being entered into in order to provide for the operation of the Plan after the merger.

II.      DEFINITIONS
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         2.01     ADR means American Depositary Receipt of National Grid Group plc, or its successor, as traded
                  ---
on the New York Stock Exchange.  The value of one ADR is the closing price as reported in the Wall Street Journal on the date of determination.

         2.02   Annual Incentive Share Award means the total number of ADRs awarded to a participant for a Plan
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Year.

         2.03   Base Compensation means the compensation referred to in Section 6.01 of
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the Incentive Compensation Plan and includes all salary, whether received or deferred.

         2.04   Benefits Administrator means the National Grid USA executive officer responsible for the Human
Resources function or his/her designee.

         2.05   Board means the Board of Directors of National Grid Group plc.
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         2.06   Board/CEO means whenever a decision must be made for Participants under the Plan, the Board will make decisions for the CEO/and or Chairman; and the CEO will make the decision for remaining Participants.

         2.07   Bonus Award means the Cash Bonus and the Annual Incentive Share Award.
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         2.08   Cash Bonus means the total cash compensation awarded a Participant for a Plan
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Year under the Incentive Compensation Plan, including amounts awarded upon a Change in Control or upon consummation of a transaction approved by a Major Transaction.

         2.09   CEO means the Chief Executive Officer of National Grid USA.
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         2.10   Chairman means the Chairman of National Grid USA.
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         2.11   Company means any National Grid USA company that has an employee(s) who participates in the Plan.
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         2.12     Matching Percentage means such sum as may be authorised by the Board prior to the commencement
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of the Plan Year but, in default, of any other determination:

         60%      if the Participant is the CEO and/or Chairman.
         50%      if the Participant is a participant in the Plan at the level of ICP-I, A.
         45%      if the Participant is a participant in the Plan at the level of ICP-I (other than ICP I, A) or at the level of ICP-II.
         33%      if the Participant is a participant in the Plan at the Level of ICP-III.

         2.13   National Grid USA means National Grid USA, a wholly owned subsidiary of National Grid Group plc
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and the successor of the New England Electric System companies.

         2.14   Participant means the CEO and/or Chairman, and any other individual who is a participant in the
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Incentive Compensation Plan.

         2.15   Plan means the National Grid USA Companies' Incentive Share Plan, as amended from time to time.

         2.16   Plan Year means a twelve month period beginning on April 1 of any year.
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         2.17   Restricted Shares means those shares/ADR's issued under the Plan, or its predecessor subject to
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the restrictions set forth in Section 4.04 below.

         2.18   Trustee means any bank or other financial institution so designated by the Treasurer or Chief
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Financial Officer of National Grid USA.

III.     ADMINISTRATION
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         3.01      Administration and Interpretation.     The Plan shall be
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administered by the Benefits Administrator and interpretations of the Plan or other determinations with respect to the Plan by the Benefits Administrator shall be final and binding on all parties.  Determinations or interpretations affecting the Benefits Administrator, individually shall be made by the CEO and such determinations or interpretations shall be final and binding all parties.

         3.02   Amendment or Termination.   The CEO may amend or terminate the
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Plan at any time,  provided that no such action shall affect any right or obligation with respect to any Bonus
Award previously granted.

         3.03   Effectuation of Interest.  In the event it should become
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impossible for the Benefits Administrator, the CEO, the Chief Executive Officer of National Grid Group plc, or
National Grid USA to perform any act required by the Plan, the Benefits Administrator, the CEO, the Chief
Executive Officer of National Grid Group, or National Grid USA may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

         3.04   Accounting.  The Vice President and Controller of National Grid USA will be
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responsible for accounting matters directly affecting the Plan.

IV.      ANNUAL INCENTIVE SHARE AWARD
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         4.01     Calculation of Award.  Each Participant's Annual Incentive Share Award shall be determined by
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multiplying the Participant's Cash Bonus by the applicable Matching Percentage.  Notwithstanding the foregoing, if any Participant has an employment agreement with National Grid USA or National Grid Group plc that provides for percentages different than those set forth herein the terms set forth in the Participant's Employment
Agreement shall supersede the terms set forth in the Plan.

         4.02     Purchase of ADRs.   The Company will purchase ADR's in the Participant's name, based upon the
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number of ADRs awarded to the Participant under Section 4.01 above.  The number of ADRs purchased or will be rounded up to the next whole ADR.

         The Board/CEO may require each Company to deposit cash in a trust as needed to acquire the requisite number of ADRs for awards as they are determined.  The Trustee will invest the cash in ADRs as soon as practicable.  Any ADRs acquired by the Trustee shall be held until all awards have been invested in ADRs.  Any awards held in trust shall be held for the exclusive benefit of the Participants.

         The price of ADRs will be computed on the basis of the average of high and low prices on the New York
Stock Exchange - Composite Transactions as reported in the Wall Street Journal for the five consecutive trading days ending on the trading day prior to the fifteenth day of April following the Plan Year for which the award applies.  If there is no trading in ADRs on the New York Stock Exchange for a substantial amount of time during the five-day period, or if publication by The Wall Street Journal of reports of ADR transactions for any day in the five-day period does not take place or is subject to reporting error, the value of ADRs shall be determined on the basis of such market quotations or other method as National Grid Group plc shall deem appropriate.

         The price of ADRs purchased on the open market shall not include commissions.  To the extent ADRs held by the Trustee earn cash dividends, said dividends shall be allocated and distributed to Participants on a pro-rata basis.

         4.03     Timing of Purchase.   Purchase of ADRs under the Plan shall take place as soon as practicable
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following the end of the Plan Year for which the Annual Incentive Share Award applies.

         4.04     Restriction on Shares/ADR's.
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                  (a)  Subject to Section 4.04(b), all Shares/ADR's awarded under the Plan to officers of
         National Grid USA or its predecessor, pertaining to performance in 1996 and thereafter, shall not be commuted, sold, assigned, transferred, or otherwise conveyed, whether voluntarily or involuntarily, for a period of five years from issuance,  provided, however, said shares/ADR's may be deferred to National
         Grid USA's Deferred Compensation Plan.

                  (b)  In the event of the Participant ceasing to be employed by a Company, the Board/CEO can determine whether any vesting restriction and/or any restriction on the freedom to dispose of the
         Shares/ADRs shall be waived or commuted.

                  (c)  All Shares/ADR's awarded under the Plan to the CEO and/or Chairman, as of 2000 and thereafter shall be subject to any vesting requirements set forth in his/her applicable employment agreement.

         4.05     Distribution Date.   Except as set forth above, the ADR's shall be distributed to the
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Participants by the July 15 following the Plan Year..

         4.06     Deferral of ADR's Notwithstanding anything in the Plan to the contrary, a Participant may elect
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to defer receipt of an Annual Incentive Share Award by means of a separate agreement with the Participant's
Company.  Thereafter, the Participant's rights to the deferred ADR's shall be governed solely by the terms of said agreement.

V.       GENERAL PROVISIONS
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         5.01     Other Benefit Plans.  Other Benefit Plans.  Annual Incentive Share Awards or other
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distributions issued under the Plan shall not be used in determining a Participant's benefits under any group insurance plan or any incentive program except for the Incentive Compensation Plan.  Notwithstanding the
foregoing, Annual Incentive Share Awards under the Plan will be included in pension plan calculations to the extent provided in said pension plans.

         5.02     Future Employment   Neither the Plan nor the making of awards
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hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

         5.03     Headings.  The headings of articles and sections of the Plan are for
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convenience of reference only.

         5.04     Gender and Number    Unless the context requires otherwise, the
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singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein",
"hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

         5.05     Governing Law.  Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of the Commonwealth of Massachusetts.

         5.06     Rate Making.  Bonus Awards shall not be included for rate-making purposes.
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         5.07     Effective Date.  The Plan shall be effective as of April 1, 2000.
The Plan is hereby adopted on December 6, 2001 acknowledging that such adoption took effect as of April 1, 2000.

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                                                   Chief Executive Officer
                                                   National Grid USA